POWER OF ATTORNEY

We, the undersigned directors and/or officers of The Lincoln National Life Insurance Company, hereby constitute and appoint Delson R. Campbell, Brian A. Kroll, John L. Reizian, Lawrence A. Samplatsky and John D. Weber, individually, our true and lawful attorneys-in-fact, with full power to each of them to sign for us, in our names and in the capacities indicated below, any Registration Statements and any and all amendments to Registration Statements; including exhibits, or other documents filed on Forms N-6 or N-4 or any successors or amendments to these Forms, filed with the Securities and Exchange Commission, under the Securities Act of 1933 and/or Securities Act of 1940, on behalf of the Company in its own name or in the name of one of its Separate Accounts, hereby ratifying and confirming our signatures as they may be signed by any of our attorneys-in-fact to any such amendments to said Registration Statements as follows:

VARIABLE LIFE INSURANCE SEPARATE ACCOUNTS:
Lincoln Life Flexible Premium Variable Life Account D: 033-00417; 811-04592 Lincoln Life Flexible Premium Variable Life Account F: 033-14692; 333-40745; 811-05164
Lincoln Life Flexible Premium Variable Life Account G: 033-22740; 811-05585 Lincoln Life Flexible Premium Variable Life Account J: 033-76434; 811-08410 Lincoln Life Flexible Premium Variable Life Account K: 033-76432; 811-08412 Lincoln Life Flexible Premium Variable Life Account M: 333-42479; 333-54338; 333-84370; 333-84360; 333-111137; 333-111128; 333-118478; 333-118477;
333-63940; 333-82663; 333-139960; 333-145090; 333-146507; 333-163139;
811-08557
Lincoln Life Flexible Premium Variable Life Account R: 333-33782; 333-90432; 333-115882; 333-125792; 333-125991; 333-43107; 333-145235; 333-145239;
811-08579
Lincoln Life Flexible Premium Variable Life Account S: 333-72875; 333-104719; 333-125790; 811-09241
Lincoln Life Flexible Premium Variable Life Account Y: 333-118482; 333-118481; 333-115883; 333-81882; 333-81884; 333-81890; 333-90438;
333-156123; 811-21028
Lincoln Life Flexible Premium Variable Life Account JF-A: 333-144268; 333-144269; 333-144271; 333-144272; 333-144273; 333-144274; 333-144275;
811-04160
Lincoln Life Flexible Premium Variable Life Account JF-C: 333-144264; 333-144270; 811-08230

VARIABLE ANNUITY SEPARATE ACCOUNTS:
Lincoln National Variable Annuity Fund A: 002-26342; 002-25618; 811-01434 Lincoln National Variable Annuity Account C: 033-25990; 333-50817; 333-68842; 333-112927; 811-03214
Lincoln National Variable Annuity Account E: 033-26032; 811-04882
Lincoln National Variable Annuity Account H: 033-27783; 333-18419; 333-35780; 333-35784; 333-61592; 333-63505; 333-135219; 333-170695; 811-05721
Lincoln National Variable Annuity Account L: 333-04999; 811-07645
Lincoln Life Variable Annuity Account N: 333-40937; 333-36316; 333-36304; 333-61554; 333-119165; 333-135039; 333-138190; 333-149434; 333-170529;
333-170897; 333-172328; 811-08517
Lincoln Life Variable Annuity Account Q: 333-43373; 811-05869
Lincoln Life Variable Annuity Account T: 333-32402; 333-73532; 811-09855 Lincoln Life Variable Annuity Account W: 333-52572; 333-52568; 333-64208; 811-10231
Lincoln Life Variable Annuity Account JL-A: 333-141888; 811-02188
Lincoln Life Variable Annuity Account JF-I: 333-144276; 333-144277; 811-09779 Lincoln Life Variable Annuity Account JF-II: 333-144278; 811-08374

Except as otherwise specifically provided herein, the power-of-attorney granted herein shall not in any manner revoke in whole or in part any power-of-attorney that each person whose signature appears below has previously executed. This power-of-attorney shall not be revoked by any subsequent power-of-attorney each person whose signature appears below may execute, unless such subsequent power specifically refers to this power-of-attorney or specifically states that the instrument is intended to revoke all prior general powers-of-attorney or all prior powers-of-attorney.

This Power-of-Attorney may be executed in separate counterparts each of which when executed and delivered shall be an original; but all such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a number of copies, each signed by less than all, but together signed by all, of the undersigned.

SIGNATURE                                                      TITLE
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/s/ Dennis R. Glass *                                          President and Director
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Dennis R. Glass

/s/ Charles C. Cornelio *                                      Executive Vice President; Chief Administrative Officer
----------------------------------                             and Director
Charles C. Cornelio

/s/ Frederick J. Crawford *                                    Executive Vice President and Director
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Frederick J. Crawford

/s/ C. Phillip Elam II *                                       Senior Vice President, Chief Investment Officer
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C. Phillip Elam II

/s/ Randal J. Freitag *                                        Senior Vice President; Chief Financial Officer and Director
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Randal J. Freitag

/s/ Mark E. Konen *                                            Senior Vice President and Director
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Mark E. Konen

/s/ Keith J. Ryan *                                            Vice President and Director
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Keith J. Ryan

We, Delson R. Campbell, Brian A. Kroll, John L. Reizian, Lawrence A. Samplatsky and John D. Weber, have read the foregoing Power of Attorney. We are the person(s) identified therein as agent(s) for the principal named therein. We acknowledge our legal responsibilities.

/s/ Delson R. Campbell
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Delson R. Campbell

/s/ Brian A. Kroll
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Brian A. Kroll

/s/ John L. Reizian
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John L. Reizian

/s/ Lawrence A. Samplatsky
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Lawrence A. Samplatsky

/s/ John D. Weber
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John D. Weber
Version dated: February 2011